                                                                       Exhibit 8

                                    STENA AB

                           Subsidiary List 2002-12-31                   Page 1/4



                                                              Jurisdiction of
                                                               Incorparation
                                                              or Organization
                                                              ---------------
STENA REDERI AB                                                   Sweden
ORONDO LTD                                                        Ireland
STENA BULK AB                                                     Sweden
STENA TANKER MANAGEMENT (BERMUDA) LTD                             Bermuda
CLEAN SEA HB                                                      Sweden
CLEAN COAST HB                                                    Sweden
STENA SHIPPING AB                                                 Sweden*
AB STENA FINANS                                                   Sweden
STENA RORO AB                                                     Sweden*
STENA ADACTUM AB                                                  Sweden*
STENA UTVECKLING AB                                               Sweden*
STENA DON AB                                                      Sweden*
STENA DON LLC                                                   Isle of Man
STENA FASTIGHETER AB                                              Sweden
STENA FASTIGHETER NACKA AB                                        Sweden
STENA FASTIGHETER STOCKHOLM AB                                    Sweden
STENA FASTIGHETER HANINGE KB                                      Sweden
STENA FASTIGHETER MALMO AB                                        Sweden
FASTIGHETS AB MALMOHUS                                            Sweden
STENA BOSTADS AB                                                  Sweden
MALMO PARKERINGSHUS AB                                            Sweden
KB DAVID 19, 20 & 29                                              Sweden
KB HILLEROD 12                                                    Sweden
KB HERMODSDAL FASTIGHETER                                         Sweden
KB INGELSTAD 8                                                    Sweden
KB NYBORG 22                                                      Sweden
KB SOLBACKEN 13                                                   Sweden
KB DROTTNINGGATAN 78                                              Sweden
KB BRONSYXAN 16                                                   Sweden
KB SADELKNAPPEN 1                                                 Sweden
KB LINDANGEN FASTIGHETER                                          Sweden
FASTIGHETS AB RONNEBO                                             Sweden
FASTIGHETS AB NIMBO                                               Sweden
STENA FASTIGHETER GOTEBORG AB                                     Sweden
KB UGGLUM 14                                                      Sweden
KB LINKARVEN 6                                                    Sweden
FLATAS BYGGNADS AB                                                Sweden
AB PEGUN                                                          Sweden
KB NEDERGARDEN 21                                                 Sweden
KB NEDERGARDEN 22, 23                                             Sweden
KB PILEGARDEN 2 & 3                                               Sweden
KB DATAVAGEN 2                                                    Sweden
KB BACKA 110                                                      Sweden
HB RORTANGEN 10                                                   Sweden
KB GULLBERGSVASS 511                                              Sweden
STENA KOG-FASTIGHETER KB                                          Sweden



*       NEW (OR RENAMED) IN 2002

                                    STENA AB

                            Subsidiary List 2002-12-31                  Page 2/4


                                                                Jurisdiction of
                                                                 Incorparation
                                                                or Organization
                                                                ---------------
STENA PROPERTY BV                                               The Netherlands
HUMMER AMSTERDAM BV                                             The Netherlands
UNDEN INVEST BV                                                 The Netherlands
MUNDELHEIMERWEG BV                                              The Netherlands
VERHAK GRUNDSTUCKSVERWALTUNGS GMBH & CO
EVAEM PROBE BV                                                  The Netherlands
STENA PROPERTY SA                                                 Luxembourg*
STENA BURO SARL                                                     France
AKROFY INVESTMENT BV                                            The Netherlands
 MUNDELHEIMERWEG KG                                                 Germany
VERHUISTAEK BV                                                  The Netherlands
SCHIESSTRASSE KG                                                    Germany
VERHAK GRUNDSTUCKSVERWALTUNGS GMBH & CO

STENA INTERNATIONAL BV                                          The Netherlands
STENA TRUST BV                                                  The Netherlands
STENA FINANCE BV                                                The Netherlands
STENA REALTY BV                                                 The Netherlands
CAIRN POINT BV                                                  The Netherlands
STENA AIRPORT REAL ESTATE BV                                    The Netherlands*
STENA DON BV                                                    The Netherlands
STENA MANAGEMENT B.V.                                           The Netherlands
STENA TREASURY B.V.                                             The Netherlands
NORTHERN MARINE MANAGEMENT BV                                   The Netherlands
STENA (UK) LTD                                                   Great Britain
SWEDISH CALEDONIAN MARINE MANAGEMENT LTD                         Great Britain
NORTHERN OCEANICS LTD                                            Great Britain
STENA FINANCE (UK) LTD                                           Great Britain
NORTHERN MARINE MANAGEMENT LTD                                   Great Britain
SWECAL LTD                                                       Great Britain
TRITEC MARINE CONSULTANT LTD                                     Great Britain
MERIDIEN SHIPPING SERVICES PTE LTD                                 Singapore
VIKING MARINE MANAGEMENT PTE LTD                                   Singapore
LOMOND SHIPPING SERVICES PTE LTD                                   Singapore
STENA DRILLING PTE LTD                                             Singapore
NORTHERN MARINE MANAGEMENT (INDIA) PRIVATE LTD                       India*
STENA FERRIES LTD                                                Great Britain
STENA ROPAX LTD                                                  Great Britain*
STENA NORTH SEA LTD LTD                                          Great Britain*
STENA DRILLING HOLDINGS LTD                                      Great Britain
STENA DRILLING LTD                                               Great Britain
STENA HSD LTD                                                    Great Britain
MAXIFLAIR LTD                                                    Great Britain
HOULDER MARINE SERVICES (HONG KONG) LTD                            Hong-Kong
STENLOYAL LTD                                                    Great Britain
JOSAM MARINE INVESTMENT LTD                                      Great Britain
STENA BULK LTD                                                   Great Britain
STENTEX LLC                                                      United States
STENTEX UK LTD                                                   Great Britain



*       NEW (OR RENAMED) IN 2002

                                    STENA AB

                            Subsidiary List 2002-12-31                  Page 3/4



                                                            Jurisdiction of
                                                             Incorparation
                                                            or Organization
                                                            ----------------
STENA FINANZVERWALTUNGS AG                                    Switzerland
STENA MARITIME AG                                             Switzerland
STENA HSS I AG                                                Switzerland
STENA HSS II AG                                               Switzerland
S O INVESTMENT AG                                             Switzerland
STENA HOLDING (BERMUDA) LTD                                     Bermuda
SIMPLON LTD                                                     Bermuda*
STENA INVESTMENT LTD                                            Bermuda
ATLANTIC CAPITAL INTERNATIONAL LTD                              Bermuda
STENA C-MAX I LTD                                               Bermuda
STENA C-MAX II LTD                                              Bermuda
STENA DON A/S                                                   Norway
STENA CHALLENGER LTD                                        Cayman Islands
STENA HOLLANDIA LTD                                             Bermuda
STENA DON LTD                                                   Bermuda
STENA TAY LTD                                                   Bermuda
GLOBAL NAVIGATION LTD                                           Bermuda
STAR NAVIGATION LTD                                             Bermuda
STENA BERMUDA LINE LTD                                          Bermuda
STENA FLORIDA LINE LTD                                          Bermuda
WHEELHOUSE (BERMUDA) LTD                                        Bermuda
FREEHAVEN LTD                                                   Bermuda
SEAHAVEN LTD                                                    Bermuda
STENA ADMIRAL LINE LTD                                          Bermuda
STENA SUBSEA SERVICES LTD                                       Bermuda*
STENA NAUTICA LINE LTD                                          Bermuda
STENA TENDER LINE LTD                                           Bermuda
STENA DRAGON LTD                                                Bermuda
STENA PIONEER LTD                                               Bermuda
STENA SAILOR LTD                                                Bermuda
STENA SERVICES (BERMUDA) LTD                                    Bermuda
STENA INSURANCE LTD                                             Bermuda
STENSTAR LTD                                                    Bermuda
STENA MARITIME (FRANCE) SAS                                     France*
MARKTHALLE WINKELS HOLDING BV                               The Netherlands
MARKTHALLEN GMBH                                                Germany
VERHAK GRUNDSTUCKSVERWALTUNGS GMBH                              Germany
SCAN-PORT GMBH HAFENANLAGEN                                     Germany
EURO-PORT A/S                                                   Denmark
PANISLAND LTD                                                   Bermuda*
PANOCEAN LTD                                                    Bermuda*
STENA LEASING (LABUAN) LTD                                     Malaysia




*       NEW (OR RENAMED) IN 2002

                                    STENA AB

                            Subsidiary List 2002-12-31                  Page 4/4


                                                            Jurisdiction of
                                                             Incorparation
                                                            or Organization
                                                            ---------------
STENA LINE HOLDING BV                                       The Netherlands
ROXEN GMBH                                                      Germany
STENA LINE SCANDINAVIA AB                                       Sweden
STENA LINE IT SERVICES AB                                       Sweden
STENA LINE SWEDEN AB                                            Sweden
STENA LINE TREASURY AB                                          Sweden
SCANDLINES AB                                                   Sweden
SCANDLINES SVERIGE AB                                           Sweden
SUNDSSERVICE AB                                                 Sweden
STENA LINE DENMARK HOLDING A/S                                  Denmark
STENA LINE DENMARK A/S                                          Denmark
STENA LINE DENMARK HOTELS A/S                                   Denmark
STENA LINE DENMARK SERVICES ApS                                 Denmark
STENA LINE NORGE A/S                                            Norway
STENA REEDEREI GMBH                                             Germany
STENA LINE FERRIES BV                                       The Netherlands
STENA LINE BV                                               The Netherlands
STENA LINE STEVEDORING HOLLAND BV                           The Netherlands
BURO SCANDINAVIA BV                                         The Netherlands
STENA LINE SHIPHOLDING BV                                   The Netherlands
STENA LINE SHIPS BV                                         The Netherlands
STENA LINE (UK) LTD                                          Great Britain
STENA LINE (HOLDING) LTD                                     Great Britain
STENA LINE IT SERVICES LTD                                   Great Britain
STENA LINE LTD                                               Great Britain
STENA LINE PORTS LTD                                         Great Britain
STENA LINE MANNING SERVICES LTD                              Great Britain
STENA LINE HOLIDAYS LTD                                      Great Britain
STENA LINE DISTRIBUTION (HOLDINGS) LTD                       Great Britain
STENA LINE DISTRIBUTION LTD                                  Great Britain
STENA LINE NOMINEES LTD                                      Great Britain
STENA LINE SCOTLAND LTD                                      Great Britain
STENA LINE (UK) OPERATIONS FINANCE LTD                       Great Britain
INVICTA MARINE MANNING LTD                                   Great Britain
STENA LINE PTE LTD                                             Singapore
STENA LINE POLSKA SP                                            Poland
LION FERRY CARGO SP                                             Poland



*       NEW (OR RENAMED) IN 2002